UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2013, CONSOL Energy Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting) in Pittsburgh, Pennsylvania. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for a one-year term expiring at the annual meeting in 2014 or until their respective successors are elected and qualified:

Director Name	For	Withheld	Broker Non-Votes	Abstained

J. Brett Harvey	192,668,968	9,436,798	9,574,885	20
Philip W. Baxter	173,527,560	28,578,206	9,574,885	20
James E. Altmeyer, Sr.	164,601,656	37,504,110	9,574,885	20
William E. Davis	195,771,156	6,334,610	9,574,885	20
Raj K. Gupta	196,246,645	5,879,121	9,574,885	20
David C. Hardesty, Jr.	164,840,942	37,264,824	9,574,885	20
John T. Mills	173,685,269	28,420,497	9,574,885	20
William P. Powell	155,571,065	46,534,701	9,574,885	20
Joseph T. Williams	173,456,407	28,649,359	9,574,885	20

Proposal 2: The Amended and Restated CONSOL Energy Inc. Executive Annual Incentive Plan (the “Incentive Plan”) was approved. A summary of the Incentive Plan is set forth under the heading “PROPOSAL NO. 2 — AMENDMENT AND RESTATEMENT OF EXECUTIVE ANNUAL INCENTIVE PLAN” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2013 (the “2013 Proxy Statement”) and is incorporated herein by reference. The summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which was included as Appendix A to the 2013 Proxy Statement and is also incorporated herein by reference.

For:	198,753,448
Against:	2,909,175
Abstained:	442,798
Broker Non-Votes:	9,575,250

Proposal 3: Ernst & Young LLP was ratified as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013.

For:	210,950,729
Against:	326,879
Abstained:	403,063

Proposal 4: A non-binding resolution regarding named executive officer compensation was approved.

For:	101,747,781
Against:	98,776,985
Abstained:	1,581,020
Broker Non-Votes:	9,574,885

Proposal 5: The shareholder proposal regarding political contributions was rejected.

For:	33,261,740
Against:	139,241,052
Abstained:	29,602,994
Broker Non-Votes:	9,574,885

Proposal 6: The shareholder proposal regarding a Climate Change Report was rejected.

For:	32,670,821
Against:	133,003,678
Abstained:	36,430,922
Broker Non-Votes:	9,575,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson,
Executive Vice President and Chief Legal and Corporate Affairs Officer

Dated: May 14, 2013